                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) March 26, 1997


                            CARLYLE INDUSTRIES, INC.
               (Exact Name of Registrant as Specified in Charter)




  Delaware                         1-3462                   13-1574754
(State or Other                 (Commission               (IRS Employer
Jurisdiction of                   File No.)             Identification No.)
Incorporation)




1430 Broadway, New York, New York                            10018
(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code (212) 556-4700



                         Belding Heminway Company, Inc.
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


                  (a) On March 26, 1997, Carlyle Industries, Inc., a Delaware corporation (f/k/a Belding Heminway Company, Inc.) (the "Registrant") and certain of the Registrant's subsidiaries (collectively, the "Sellers"), sold to Hicking Pentecost PLC, a public limited company registered in England and Wales ("Hicking Pentecost"), through HP Belt Acquisition Corporation, a Delaware corporation and an indirect wholly owned subsidiary of Hicking Pentecost (the "Buyer"), substantially all the business, operations and assets of the Sellers relating to the manufacturing, marketing and sale of industrial and consumer thread, including sewing threads and certain non-sewing yarn products (collectively, the "Thread Division"). Neither Hicking Pentecost nor the Buyer had any material relationship with the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

                  The assets sold to Hicking Pentecost included all the assets and properties of the Sellers in current use or held for future use or sale in connection with the business of the Thread Division, wherever located and whether tangible or intangible, real or personal, including but not limited to,
(i) certain real property, leases of real property and other interests in real property, together with all buildings, improvements, fixtures and all other appurtenances thereto; (ii) all accounts receivable and indebtedness owed to the Sellers with respect to the Thread Division, (iii) all inventories, machinery, equipment, supplies and other assets relating to the Thread Division, other than certain excluded assets; (iv) all right, title and interest in and to all patents, patent applications, copyrights, trademarks, trademark applications, service marks, trade names, licenses and other rights used in or associated with the Thread Division, together with the goodwill of such business (including the trademark "Belding Heminway" and all related trade names); and (v) all inventions, discoveries, processes, trade secrets, know-how and proprietary information of the business of the Thread Division, other than certain excluded assets.

                  The aggregate consideration paid by Hicking Pentecost for the assets of the Thread Division was approximately $54.9 million in cash, of which $3.0 million was placed in escrow (the "Purchase Price"), subject to certain post-closing adjustments, plus the assumption of certain liabilities. The Purchase Price was the result of arms length negotiations based upon (i) financial and operating information with respect to the business and prospects of the Thread Division, (ii) the current market and economic environment, (iii) industry performance and (iv) recent transactions involving companies in the industrial thread industry.

                  In connection with the transaction, the Registrant changed its corporate name to "Carlyle Industries, Inc." Effective as of March 27, 1997, the Registrant's trading symbol on the New York Stock Exchange was changed to "CRL."


                  (b)      Not applicable.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.


                  (a)  FINANCIAL STATEMENTS.

                  None.


                  (b)  PRO FORMA FINANCIAL INFORMATION.

                  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) OF THE
                  REGISTRANT:

                  (b)(1) Unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996, and the Notes related thereto.

                  (b)(2) Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996, and the Notes related thereto.

                  The unaudited Pro Forma Consolidated Balance Sheet at December 31, 1996 gives effect to the disposition of the Thread Division, as if it occurred on that date. The unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 gives effect to the disposition of the Thread Division, as if it had occurred at the beginning of the period presented. The pro forma financial information is based on historical financial statements of the Registrant after giving effect to the disposition of the Thread Division and the adjustments described in the Notes to the pro forma financial statements. The pro forma financial statements may not be indicative of the results that actually would have occurred if the disposition had occurred on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the financial statements and related notes of the Registrant included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.

                  (c)  EXHIBITS.

                  (c)(1) Asset Purchase Agreement, dated as of December 12, 1996, among Belding Heminway Company, Inc., The Belding Thread Group, LLC, Danfield Threads, Inc., Culver International, Inc., American Collars, Inc., The Bridge Realty Company, HP Belt Acquisition Corporation and Hicking Pentecost PLC (the "Agreement"). Incorporated by reference to the Registrant's Proxy Statement filed with the Securities and Exchange Commission on March 3, 1997, for use at the Special Meeting of Stockholders held on March 26, 1997 (the Agreement, as filed with the Registrant's Proxy Statement, omits exhibits and schedules; the Registrant undertakes to furnish supplementally a copy of any such omitted exhibit or schedule to the Securities and Exchange Commission upon request).

                                   SIGNATURES

                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CARLYLE INDUSTRIES, INC.




                                             By:  /s/ Edward F. Cooke
                                                  ----------------------------
                                                  Vice President and Chief
                                                  Financial Officer


Date:  April 9, 1997

                     INDEX TO PRO FORMA FINANCIAL STATEMENTS


CARLYLE INDUSTRIES, INC. PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS:


(b)(1) Pro Forma Consolidated Balance Sheet at December 31, 1996 (Unaudited), and the Notes related thereto.

(b)(2) Pro Forma Consolidated Statement of Operations for the year ended December 31, 1996 (Unaudited), and the Notes related thereto.

                             Carlyle Industries, Inc.
                      Pro Forma Consolidated Balance Sheet
                               December 31, 1996
                                  (Unaudited)
                                ($ in thousands)

                                                                        Pro Forma
                                                       Historical      Adjustments         Pro Forma

                                                                      (7,934)   (2)
                                                                     (37,149)   (3)
                                                                         (15)   (1)
Cash                                                        146       49,804    (1)         4,852
A/R                                                      10,197       (7,676)   (1)         2,521
Inventory                                                18,533      (15,695)   (1)         2,838
Income tax receivable                                        -                                 -
Current deferred tax asset                                2,688                             2,688
Other current                                               540         (210)   (1)           330
                                                       --------                          --------
                                                         32,104                            13,229
                                                       --------                          --------
Fixed assets                                             32,936      (29,325)   (1)         3,611
Accumulated depreciation                                 (5,330)       4,369    (1)          (961)
                                                       --------                          --------
Net property, plant and equip.                           27,606                             2,650
Goodwill, net                                            20,232      (17,986)   (1)         2,246
Deferred tax asset                                           -         3,303    (2)         3,303
Other assets                                              1,483         (548)   (1)           935
Intercompany                                                 -                                 -
                                                       --------      -------             --------
Total assets                                             81,425      (59,062)              22,363
                                                       ========      =======             ========

A/P                                                       5,538       (2,438)   (1)         3,100
                                                                      (4,091)   (3)
Current maturities of debt                                4,111          (20)   (1)            -
Other current liabilities                                 7,823       (2,286)   (1)         5,537
                                                       --------                          --------
Total current                                            17,472                             8,637
                                                       --------                          --------
                                                                     (33,058)   (3)
Long term debt                                           33,103          (45)   (1)            -
Deferred tax liability                                       -
Other liabilities                                        18,777       (6,085)   (1)        12,692
                                                       --------      -------             --------
                                                         69,352      (48,023)              21,329
                                                             -
Preferred stock                                          20,805                            20,805
Accumulated dividends pfd stock                           2,739                             2,739
                                                       --------                          --------
                                                         23,544                            23,544

Common stock                                                 74                                74
Paid in capital                                          19,858                            19,858
                                                                      (4,631)   (2)
Retained earnings                                       (31,403)      (6,408)   (1)      (42,442)
                                                       --------      -------             --------
Total common equity                                     (11,471)     (11,039)            (22,510)
                                                       --------      -------             --------
Total                                                    81,425      (59,062)              22,363
                                                       ========      =======             ========

Pro Forma Balance Sheet Adjustments:

(1) To record proceeds on the sale of the Thread division and the elimination of Thread division net assets.

             Cash                                        49,804
             Loss on sale                                 6,408
             Thread division net assets (see below)                    56,212
                                                       --------      --------
                                                         56,212        56,212
                                                       ========      ========
             Thread division net assets:
             Cash                                            15
             Accounts receivable                          7,676
             Inventory                                   15,695
             Other current assets                           210
             Fixed assets                                29,325
             Accumulated depreciation                   (4,369)
             Goodwill, net                               17,986
             Other assets                                   548
             Accounts payable                           (2,438)
             Current maturities of long term debt          (20)
             Other current liabilities                  (2,286)
             Long term debt                                (45)
             Other liabilities                          (6,085)
                                                        -------
             Net book value                              56,212
                                                        =======

(2)    To record the income tax provision on the sale of the Thread division.
             Provision for income taxes                   4,631
             Deferred tax asset                           3,303
             Cash (for Income taxes payable)                            7,934
                                                        ---------------------
                                                          7,934         7,934
                                                        =====================

(3)    To record the reduction of outstanding debt using proceeds on sale of Thread division.
             Current portion - debt                       4,091
             Noncurrent portion - debt                   33,058
             Cash                                                      37,149
                                                        ---------------------
                                                         37,149        37,149
                                                        =====================

                             Carlyle Industries, Inc.
                 Pro Forma Consolidated Statement of Operations

                          Year Ended December 31, 1996
                                  (Unaudited)
                                ($ in thousands)

                                                          Pro Forma
                                           Historical    Adjustments    Pro Forma

Net Sales                                   $ 88,605     (66,443)(1)    $ 22,162
Cost of sales                                 63,136     (52,498)(1)      10,638
                                            --------     -------        --------
       Gross profit                           25,469     (13,945)(1)      11,524


                                                            (752)(2)
Selling, general & administrative             14,131      (6,357)(1)       7,022
Other (income) expense                          (460)        408 (1)         (52)
                                            --------                    --------
Income from continuing operations before
       interest and income taxes              11,798      (7,244)(1)       4,554
                                                          (4,302)(3)
Interest expense                               4,367         (13)(1)          52
                                            --------                    --------
Income from continuing operations before
       income taxes                            7,431      (2,929)(1)       4,502
Provision for income taxes                     3,076      (1,332)(4)       1,744
                                            --------     -------        --------
Income from continuing operations              4,355      (1,597)          2,758
Less dividends on preferred stock              1,365                       1,365
Income applicable to common stock
                                            --------     -------        --------
       from continuing operations              2,990      (1,597)          1,393

Earnings per common share:
       Continuing operations                $   0.40        --          $   0.19
                                            ========                    ========
Weighted average common shares                 7,395        --             7,395
                                            ========                    ========


Notes to Unaudited Pro Forma Consolidated Statement of Operations

         (1) To eliminate the results of the Thread Division through December 31, 1996.

         (2)      To eliminate goodwill amortization related to the Thread
                  Division.

         (3) To eliminate interest expense from results of operations as a result of elimination of debt utilizing proceeds received from the sale of the Thread Division.

         (4)      To provide for income taxes on pro forma book taxable income.

                                  EXHIBIT INDEX

EXHIBIT NUMBER                 EXHIBIT TITLE
--------------                 -------------

(c)(1)*                        Asset Purchase Agreement, dated as of December
                               12, 1996, among Belding Heminway Company, Inc.,
                               The Belding Thread Group, LLC, Danfield Threads,
                               Inc., Culver International, Inc., American
                               Collars, Inc., The Bridge Realty Company, HP Belt
                               Acquisition Corporation and Hicking Pentecost
                               PLC.


--------
* Incorporated by reference to the Company's Proxy Statement filed with the Securities and Exchange Commission on March 3, 1997, for use at the Special Meeting of Stockholders held on March 26, 1997.